                                                                    EXHIBIT 99.1

SAFE HARBOR  STATEMENT  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF
1995:   Statements   contained  in  this  presentation   except  for  historical
information are forwardlooking statements that are based on current expectations and involve  risks and  uncertainties.  Without  limiting the  generality of the foregoing,  words  such as "may,"  "will,"  "expect,"  "believe,"  "anticipate,"
"intend," "could," "estimate," or "continue" or the negative or other variations thereof or  comparable  terminology  are  intended to  identify  forward-looking statements.  The risks and  uncertainties  inherent in such statements may cause actual future events or results to differ  materially  and adversely  from those described  in the  forward-looking  statements.  Specifically,  there  can be no assurance that the Company will complete a financing  transaction,  or any other strategic transaction on favorable terms or at all. Additional important factors that may cause a difference between projected and actual results for the Company are  discussed  in the  Company's  filings  from  time to  time  with  the  U.S.
Securities and Exchange  Commission,  including but not limited to the Company's annual  reports  on Form  10-K,  subsequent  quarterly  filings on Form 10-Q and current  reports on Form 8-K. The Company  disclaims any obligation to revise or update any  forward-looking  statements that may be made from time to time by it or on its behalf.

THE  INFORMATION  IN THIS  PART  IS  ONLY A  SUMMARY  OF THE  HIGHLIGHTS  OF THE
PROSPECTIVE OFFER RESERVED TO OFF-SHORE OF THE US, QUALIFIED INVESTORS PURSUANT
TO FRENCH LAW.  PROSPECTIVE  INVESTORS SHOULD READ THE ENTIRE OFFERING  DOCUMENT
SUBJECT TO THE NECESSARY APPROVALS,  BY THE PROPER AUTHORITIES IN FRANCE, BEFORE
                         MAKING ANY DECISION TO INVEST.

THE SECURITIES  OFFERED WILL NOT BE AND HAVE NOT BEEN REGISTERED IN THE US UNDER
THE  SECURITIES  ACT OF 1933  AND MAY NOT BE  OFFERED  OR SOLD IN THE US  ABSENT
    REGISTRATION OR AN APPLICABLE EXEMPTION FROM REGISTRATION REQUIREMENTS.

                          INTERPLAY ENTERTAINMENT CORP

o        COMPANY PROFILE

o        FALLOUT BRAND

o        MMO MARKET

o        INVESTMENT OFFER

o        BUSINESS MODEL

o        COMPETITORS

o        KEY INVESTMENT ATTRACTIONS

o        ASSUMPTIONS & PROJECTIONS

o        EARNINGS PROJECTIONS

                                  CONFIDENTIAL

                            INTERPLAY COMPANY PROFILE

o        INTERPLAY,  A  DELAWARE  CORPORATION,  WAS  ESTABLISHED  IN  1989  WITH
         OPERATIONS IN BEVERLY HILLS, CALIFORNIA

o        INTERPLAY  HAS  CREATED  NUMEROUS  HIGHLY  ACCLAIMED  TITLES FOR PC AND
         CONSOLES  UNTIL  2003  AND OWNS A NUMBER  OF VERY  FAMOUS  INTELLECTUAL
         PROPERTIES  LIKE:  EARTHWORM  JIM,  FALLOUT,   BATTLECHESS,  MDK,  DARK
         ALLIANCE, KINGPIN...

o        INTERPLAY TRADES ON NASDAQ OTCBB UNDER SYMBOL: IPLY

                                  CONFIDENTIAL

                              THE "FALLOUT" BRAND

                 THE FALLOUT BRAND IS ONE OF THE MOST RECOGNIZED
                           GAMING BRAND BY CONSUMERS.

                  THERE ARE SEVERAL DEDICATED FAN SITES AROUND
                 THE WORLD EVIDENCING A LOYAL FAN BASE ESTIMATED
                 TO BE OVER 350,000 PEOPLE (www.nma-fallout.com,
    www.duckandcover.cx, fanmadefallout.com, www.teamx.ru, www.nwsgames.net,
                    nukacola.com, www.nuclearcleansing.com).

                   DUE TO THE SUBJECT MATTER OF A POST NUCLEAR
                  APOCALYPTIC WORLD RESULTING FROM THE COLD WAR
                  (1945-1990), ALL CONSUMERS 20 AND OLDER WILL
                 HAVE SOME TIES TO FALLOUT AND WILL BE INTRIGUED
               TO FIND OUT IN THIS VIRTUAL WORLD: "AND WHAT IF THE
                        NUCLEAR WAR REALLY HAD HAPPENED?"

                                  CONFIDENTIAL

                      MASSIVELY MULTIPLAYERS ONLINE MARKET

o        The MMOG market had 13 million  paid  subscribers  as of June 2006* and the growth has accelerated in the past 3 years.

o        It has grown from 5 million to 13 million in one year

*Source:mmogchart.com

                                  CONFIDENTIAL

                                   INTERPLAY:
                               FALLOUT MMO PROJECT

--------------------------------------------------------------------------------
          Preproduction Budget                     $5,000,000.00
--------------------------------------------------------------------------------
           Production Budget                       $40,000,000.00
--------------------------------------------------------------------------------
             Launch Budget                         $30,000,000.00
--------------------------------------------------------------------------------
            Production Start                         January 2007
--------------------------------------------------------------------------------
               Launch Date                            July 2010
--------------------------------------------------------------------------------

                                  CONFIDENTIAL

                                INVESTMENT OFFER

o        The Offer:

         o        This Prospectus proposes sale of Interplay  Entertainment Corp common  stock  which will be  admitted  to trade on one of the
                  Euronext  exchanges.  Proceeds will be used for the production of a Massively  Multiplayer  On Line Game based on Interplay's
                  Intellectual Property: Fallout (the "Fallout MMOG")

         o        The Fallout MMOG will be  developed  in the highly  recognized
                  Fallout post  Nuclear  Apocalyptic  world giving  consumers an ongoing virtual experience of today's life as if the cold war, which  lasted  for the best  part of the  second  half of last century, had led to a nuclear disaster

         o        The budget for the Fallout MMOG totals $75,000,000 and will be
                  funded  by  Interplay,   its  development   and   distribution
                  partners.

                                  CONFIDENTIAL

                                BUSINESS MODEL

o        The Fallout MMOG is a subscription based on line game.

o        The market is global as players can access the servers from any country subject to localization.

o        Consumers are  purchasing or  downloading  a client  application  which connects to a "world" server and allows access if the subscription fees are current.

o        Consumers will pay a recurring subscription fee or purchase usage based time cards to log into the game

o        Return on investment is expected within the first 3 years

                                  CONFIDENTIAL

                                   COMPETITORS

o        THERE ARE FEW PUBLIC COMPETITORS:

         o        NCSoft (Korea)

                  -        Lineage, Lineage 2, City of Heroes, City of Villains,
                           Guild Wars

         o        Webzen (KOREA)

                  -        Mu Online, Sun

         o        Shanda (PRC)

                  -        The Sign, The Age, Magical Land, The World of Legend,

         o        Vivendi Games/Blizzard (France/US)

                  -        World of Warcraft

                                  CONFIDENTIAL

                           KEY INVESTMENT ATTRACTIONS

o        Interplay  will  effectively be the first MMOG pure play western public company

o        Massively  Multiplayer Online Gaming is the fastest growing interactive entertainment  market  growing  from $3.4  billion  in 2005 to over $13 billion in 2011 according to DFC

o        Interplay fully owns its Intellectual properties

o        Interplay's management was involved in the World of Warcraft project at
         Vivendi

                                  CONFIDENTIAL

                            ASSUMPTIONS & PROJECTIONS

o        ASSUMPTIONS:

         -        LAUNCH OF FALLOUT MMO Q3 2010

         -        REACH 1 MILLION SUBSCRIBERS DURING THE FIRST YEAR

o        PROJECTIONS:

         -        PROFITABLE YEAR 2

         -        REVENUE OF 160M$ PER YEAR AFTER FIRST

         -        NET INCOME OF OVER 50M$ PER YEAR STARTING YEAR 3

                                  CONFIDENTIAL

                              EARNINGS PROJECTIONS

Net Sales m$
200
175
150
125
100
75
50
25
0
2007
2008
2009
2010
2011
2012
2013
2014
2015

70
60
50
40
30
20
10
0
2007
2009
2011
2013
2015
Earnings m$

0,6
0,5
0,4
0,3
0,2
0,1
0
2007
2009
2011
2013
2015
EPS $